WisdomTree Yield Enhanced Global Aggregate Bond Fund – GLBY (NYSE Arca)
Summary Prospectus – January 1, 2020
Before you invest in the Fund, as defined below, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and SAI are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and SAI, reports to shareholders, as well as other information about the Fund, online at www.wisdomtree.com/resource-library/prospectus-regulatory-reports. You may also obtain this information at no charge by calling 1-866-909-9473 or by sending an e-mail request to getinfo@wisdomtree.com.
IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the WisdomTree Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, annual and semi-annual shareholder reports will be available on the WisdomTree Funds' website (www.wisdomtree.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).
You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
Investment Objective
The WisdomTree Yield Enhanced Global Aggregate Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg Barclays Global Aggregate Enhanced Yield Index (USD Hedged) (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00% [1]
Acquired Fund Fees and Expenses	0.06% [1]
Total Annual Fund Operating Expenses	0.26% [2]
Fee Waivers	(0.06)% [3]
Total Annual Fund Operating Expenses After Fee Waivers	0.20% [3]
1	"Other Expenses" and "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year.
2	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3	WisdomTree Asset Management, Inc. has contractually agreed to waive a portion of its Management Fee in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund's investments in each Underlying Fund, as defined below, through December 31, 2021, unless earlier terminated by the Board of Trustees of WisdomTree Trust for any reason at any time.
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Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$20	$71	$134	$319
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities. The Fund may invest in exchange-traded funds (“ETFs”) that invest in the foregoing securities (each, an “Underlying Fund”). Each Underlying Fund, which is expected to be advised by WisdomTree Asset Management or its affiliates, may constitute a substantial portion of the Fund’s assets.
The Index is designed to broadly capture the global investment grade, fixed income securities market while seeking to (1) enhance yield within desired risk parameters and constraints, and (2) neutralize exposure to the fluctuations in the value of foreign currencies relative to U.S. dollars. The Index uses a rules-based approach to re-weight distinct subgroups of the Bloomberg Barclays Global Aggregate Index (the “Global Agg Universe”), with the aim of earning a higher yield while broadly maintaining the risk characteristics of the Global Agg Universe when hedged into U.S. dollars. The Global Agg Universe includes, but is not limited to, constituents from Europe, Asia Pacific, United States and Canada. The subgroups identified within the Global Agg Universe reflect the different risk dimensions of investment grade securities, such as currency denomination, sector (asset class) exposure (i.e., treasuries, agency, credit, or securitized), interest rate risk (i.e., duration) and credit risk (i.e., spread). Each subgroup is defined and constructed to encompass a distinct investable exposure offering unique characteristics.
The Index re-weights these subgroups based on a two-step process. First, the Index allocates weights between sectors of each major currency bucket of the Global Agg Universe, while adhering to the risk dimensions specified below relative to the applicable currency bucket. Second, the Index allocates weights between each major currency bucket to enhance the net yield of the Global Agg Universe. Yield can typically be increased by shifting exposure along any of a number of these risk dimensions and re-weighting the subcomponents of the Global Agg Universe. Risk is quantified as tracking error of the Index against the market value weighted combination of the above components.
Constituent securities in the Index include securities issued by sovereigns, other government-related entities and corporations, debt that is backed by both residential and commercial mortgages, and asset-backed securities. Each constituent security is publicly issued in global or regional financial markets, features a fixed rate coupon and has at least one year until final maturity. Securities with coupons linked to inflation and floating rate benchmarks are excluded from the Index as well as private placements and bonds with equity- like features, such as preferred and convertible securities.
The duration range of the Index is expected to be within one year of the duration of the Global Agg Universe. Historically, such universe has had a duration range between approximately four and eight years. Duration is a
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measure used to determine the sensitivity of a portfolio to changes in interest rates with a longer duration portfolio being more sensitive to changes in interest rates. For example, the value of a fund with a portfolio duration of eight years would be expected to drop by 8% for every 1% increase in interest rates.
The Fund may invest up to 20% of its assets in other fixed income securities and/or such other investments that the Adviser and/or Sub-Adviser believe will help the Fund track the performance of the Index.
To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Index.
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks described below. The principal risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”
■	Foreign Securities Risk. Investments in non-U.S. securities involve political, regulatory, and economic risks that may not be present in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
■	Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the price of a security with an eight-year duration would be expected to drop by approximately 8% in response to a 1% increase in interest rates.
■	Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.
■	Market Risk. The trading prices of fixed income securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.
■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.
■	Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
■	Counterparty and Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument or a counterparty to a derivative or other contract may cause such issuer or counterparty to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer or counterparty to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.
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■	Currency Exchange Rate Risk. The Fund uses various strategies to attempt to minimize the impact of changes in the value of the non-U.S. currencies against the U.S. dollar. These strategies may not be successful. In order to minimize transaction costs, or for other reasons, the Fund’s exposure to such currencies may not be fully hedged at all times. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may also change quickly, unpredictably, and without warning, and you may lose money.
■	Cyber Security Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cyber security, including cyber-attacks. A breach in cyber security, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, Authorized Participants, or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cyber security breaches.
■	Derivatives Risk. The Fund invests in derivatives. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in the Fund’s Prospectus, such as counterparty and issuer credit risk, interest rate risk, market risk and issuer-specific risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of forward currency contracts and/or futures contracts. With respect to forward currency contracts, these risks include but are not limited to the risk that the counterparty will default on its obligations. With respect to futures contracts, these risks include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the futures contracts at any particular time.
■	Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. The Fund currently invests a significant portion of its assets in companies organized in the United States, Europe, and the United Kingdom, although this may change from time to time.
■	Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations (including due to events outside of such countries or regions) that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.
■	Hedging Risk. Derivatives used by the Fund to offset its exposure to foreign currencies represented in the Index may not perform as intended. There can be no assurance that the Fund’s hedging transactions will be effective. The value of an investment in the Fund could be significantly and negatively impacted if foreign currencies represented in the Index appreciate at the same time that the value of the Fund's fixed income holdings fall.
■	Index and Data Risk. The Fund is not “actively” managed and seeks to track the price and yield performance, before fees and expenses, of the Index. The Index provider has the right to make adjustments to the Index or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index provider, Index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index provider, Index calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The potential risk of continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.
■	Investment in an Underlying Fund Risk. The Fund’s investment performance and risks may be directly related to the investment performance and risks of an Underlying Fund.
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■	Investment Style Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.
■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.
■	Mortgage- and Asset-Backed Securities Risk. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Mortgage- and asset-backed securities can also be subject to the risk of default on the underlying mortgages or other assets. Mortgage- and asset-backed securities are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected. Default or bankruptcy of a counterparty to a mortgage-related transaction would expose the Fund to possible loss.
■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.
■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.
Fund Performance
The Fund is new and therefore does not have a performance history. Updated performance information for the Fund will be available online on the Fund’s website at www.wisdomtree.com.
Management
Investment Adviser and Sub-Adviser
WisdomTree Asset Management, Inc.(“WisdomTree Asset Management” or the “Adviser”) serves as investment adviser to the Fund. Mellon Investments Corporation (the “Sub-Adviser”) serves as sub-adviser to the Fund.
Portfolio Managers
The Fund is managed by the Sub-Adviser's Fixed Income Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.
Paul Benson, CFA, CAIA, Managing Director, Head of Fixed Income Portfolio Management, has been a portfolio manager of the Fund since its inception in December 2018.
Stephanie Shu, CFA, Director, Senior Portfolio Manager, Fixed Income, has been a portfolio manager of the Fund since its inception in December 2018.
Buying and Selling Fund Shares
The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 25,000 shares. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.
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